Liabilities related to associates and joint ventures	12 Months Ended
Dec. 31, 2023
Liabilities Related To Associates And Joint Ventures
Liabilities related to associates and joint ventures

26. Liabilities related to associates and joint ventures

In November 2015, the Fundão tailings dam owned by Samarco Mineração S.A. (“Samarco”) experienced a failure, flooding certain communities and impacting communities and the environment along the Doce River. The dam failure resulted in 19 fatalities and caused property and environmental damage to the affected areas. Samarco is a joint venture equally owned by Vale S.A. and BHP Billiton Brasil Ltda. (‘‘BHPB’’).

In 2016, Vale, Samarco and BHPB, entered into a Framework Agreement with the Federal Government of Brazil, the states of Espírito Santo and Minas Gerais and certain other public authorities to establish the Renova Foundation that is developing and executing environmental and socio-economic programs to remediate and provide compensation for damage caused by the Samarco dam failure.

In June 2018, Samarco, Vale and BHPB entered into a comprehensive agreement with the offices of the federal and state (Minas Gerais and Espírito Santo) prosecutors, public defenders and attorney general, among other parties (“TacGov Agreement”), improving the governance mechanism of Renova Foundation and establishing, among other things, a process for potential revisions to the remediation programs under the Framework Agreement.

These agreements aim to remediate and provide compensation for damage caused, of which Samarco has primary responsibility for funding the obligations, and Vale and BHPB have secondary funding obligations under the Framework Agreement in proportion to their 50 per cent shareholding in Samarco.

a) Judicial reorganization of Samarco

In April 2021, Samarco filed for Judicial Reorganization (“JR”) with the Courts of Minas Gerais to renegotiate its debt, which was held by bondholders abroad. The purpose of JR is to restructure Samarco’s debts and establish an independent and sustainable financial position, allowing Samarco to keep working to resume its operations safely and to fulfill its obligations related to the Renova Foundation.

In May 2023, Vale S.A. entered into a binding agreement jointly with BHPB, Samarco and certain creditors which hold together more than 50% of Samarco's debt, setting the parameters of Samarco’s debt restructuring to be implemented through a consensual restructuring plan, which was approved by the creditors, submitted to the JR Court in July 2023, and confirmed by the judge in September 2023.

In December 2023, Samarco’s existing US$4.8 billion of financial debt held by creditors was exchanged for approximately US$3.9 billion of long-term unsecured debt, bearing interest from 2023 to 2031.

After the execution of the plan, Samarco has a lean capital structure, in line with its operational ramp-up and cash flow generation. The plan considers the fund of the reparation and compensation programs capped at US$ 1 billion from 2024 to 2030 and additional contributions after that period due to the Samarco’s projected cash flows generation.

b) Main contingent liabilities

Public Civil Action filed by the Federal Government and others and public civil action filed by the Federal Public Ministry ("MPF")

Vale is a defendant in several legal proceedings brought by governmental authorities and civil associations claiming recover socioenvironmental and socioeconomic damages and a number of specific remediation measures as a result of the Samarco’s Fundão dam failure, including a claim brought by the Federal Public Prosecution Office in 2016 seeking several measures that amount to US$31 billion (R$155 billion), subject to interest and monetary adjustments, which the effect for Vale would be 50% of this amount.

This Public Civil Action was suspended as a result of the ratification of TacGov agreement. However, as pre-requisites established in the TacGov Agreement, for renegotiation of the Framework Agreement were not implemented during the established period, in 2020, the Brazilian Federal and State prosecutors and public defenders filed a request for the immediate resumption of this claim.

Therefore, Vale, Samarco, BHPB and Federal and State prosecutors have been engaging in negotiations to seek a definitive settlement of the obligations under the Framework Agreement and the US$31 billion (R$155 billion) Federal Public Prosecution Office claim. The goal in signing a potential settlement agreement is to provide a stable framework for the execution of reparation and compensation measures related to the Samarco dam rupture, it also aims to settle all lawsuits brought by the public authorities involved.

Judicial decision requesting cash deposits and increase on the territories affected by the collapse

In March 2023, as part of a proceeding related to a potential increase on the number of territories recognized as affected by the collapse of Samarco’s Fundão dam and covered by the TTAC, a Federal Court issued a decision ordering Vale and BHP Brasil to make judicial deposits in the total amount of US$2.1 billion (R$10.3 billion), in ten installments, which the effect for Vale would be 50% of this amount. On April 28, 2023, the Federal Court granted the companies' request for a suspensive effect on the decision that determined this deposit.

In August 2023, the judge issued a judicial decision recognizing the existence of new territories impacted by the collapse of the Fundão dam. The Company is adopting the appropriate legal measures and believes its provisions are sufficient to comply with the TTAC obligations.

Judicial decision on collective moral damages

In January 2024 (subsequent event), the 4th Federal Lower Civil Court of Belo Horizonte issued a judicial decision requiring the payment of collective moral damages in the amount of US$9.5 billion (R$47.6 billion) (the effect for Vale would be 50% of this amount), subject to monetary adjustments from the date of the decision and interests from November 2015. The Company is defending itself and believes the likelihood of loss in relation of the merits of these proceedings is possible, however, the likelihood of loss in the alleged amount is assessed as remote.

c) Provision related to the Samarco dam failure

In preparing these financial statements, Vale has considered all information available from the status of the potential settlement agreement, the claims related to the Samarco dam failure and the extent to which Samarco may be able to fund any future outflows.

As a result, the Company recognized an addition to the provision in the amount of US$1,200, reflecting the change in Vale’s assessment of potential outflows to resolve all aspects of the reparation and compensation of the Samarco dam failure. The changes on the provision are presented below:

Total
Balance on December 31, 2022	3,321
Addition to the provision due to change in estimates	1,200
Monetary and present value adjustments	198
Disbursements	(553)
Translation adjustments	261
Balance on December 31, 2023	4,427

The cash outflows to meet the obligations are discounted at present value at a rate in nominal terms, which decreased from 9.51% on December 31, 2022, to 8.90% on December 31, 2023.

d) Other contingent liabilities

As of December 31, 2023, Vale has certain contingent liabilities arising as a consequence of the Samarco dam failure. The main updates regarding the lawsuits in the year were as follows:

London Contribution claim

As a result of the rupture of Samarco’s Fundão dam failure, BHP Group Ltd (“BHP”) was named as defendant in group action claims for damages filed in the courts of England and Wales for various plaintiffs, between individuals, companies and municipalities from Brazil that were supposedly affected by the Samarco dam failure (the “UK Claim”).

On December 2022, BHP filed a “Contribution Claim” against Vale, requesting the Company to share the indemnification established in the UK Claim. Both the Contribution Claim and the UK Claim are still ongoing, and there has not been any decision on their merits. It is not yet possible to reliably estimate the amount of a potential loss to Vale.

Criminal proceedings

In September 2019, the federal court dismissed all criminal charges against Vale representatives relating to the first group of charges, which concerns the results of the Fundão dam failure, remaining only the legal entity in the passive pole. The second group of charges against Vale S.A. and one of the Company’s employees, which concerns the accusation of alleged crimes committed against the Environmental Public Administration, remained unchanged. The Company cannot estimate when a final decision on the case will be issued. The likelihood of loss is classified as possible and it is not yet possible to reliably estimate the amount of a potential loss to Vale.

Tax proceeding

In September 2018, the federal tax authorities filed a request before a federal court in Belo Horizonte for an order to Vale’s assets to secure the payment of Samarco’s federal tax and social security debts, in the amount of approximately US$ 2.3 billion (R$11 billion) (as of June 2018). In May 2019, a favorable decision was issued dismissing the claim without prejudice, due to lack of procedural interest. The General Attorney for the National Treasury (Procuradoria Geral da Fazenda Nacional - “PGFN”) filed an appeal to the local court, and a decision is pending.

Other proceedings

Vale is defendant in several private actions, before different state and federal courts in the states of Minas Gerais and Espírito Santo, brought by individuals and other entities seeking remediation and compensation for environmental, property and personal damages resulting from the Samarco dam failure.

e) Tax consequences for Vale arising from the consensual restructuring plan of Samarco

The plan provides that additional cash demands from Renova Foundation will be made through capital contributions to Samarco. The contributions have been carried out directly by Vale and BHPB to the Renova Foundation on behalf of Samarco and, therefore, they were deemed tax deductible as incurred, according to the Brazilian tax regulation.

Therefore, due to the change in the mechanism to fund Renova, Vale will no longer be allowed to deduct future payments from its income tax computation as they are not tax deductible in Brazil. Thus, the deferred income tax asset over the provision in the amount of US$1,078 was reversed in full, with the corresponding impact in the income statement for the year ended December 31, 2023, recorded as “Income taxes” (note 8a).

In addition, the Plan does not require the capitalization of the expenses of US$703 (R$3,404 million) that were incurred in the past and so, there is no change in relation to the tax treatment adopted.

f) Summarized financial information

The summarized financial information of Samarco are as follows. The stand-alone financial statements of Samarco may differ from the financial information reported herein, which is prepared considering Vale’s accounting policies.

	December 31, 2023	December 31, 2022
Current assets	532	454
Non-current assets	3,590	2,748
Total Assets	4,122	3,202

Current liabilities	3,342	10,808
Non-current liabilities	12,179	7,401
Total Liabilities	15,521	18,209
Negative reserves	(11,399)	(15,007)

Net income for the year ended	2,669	11

g) Insurance

Since the Fundão dam failure, the Company has been negotiating with insurers the indemnification payments based on its general liability policies. In 2021, the Company received payments in the amount of US$33, which was recorded as a gain in the income statement as “Equity results and other results in associates and joint ventures”. The Company did not receive any further insurance in 2023 and 2022 and does not expect to receive any material amounts in the future.

Critical accounting estimates and judgments

Under Brazilian legislation and the terms of the joint venture agreement, the Company does not have an obligation to provide funding to Samarco. Accordingly, the Company’s investment in Samarco was fully impaired and no provision was recognized in relation to the Samarco’s negative equity.

The provision related to the Samarco dam failure requires the use of assumptions and estimates, which may be materially impacted by: (i) the scope and cost of completing the programs under the Framework Agreement, including the ongoing legal actions in relation to the number of people eligible for compensation and the amount of damages to which they are entitled, (ii) the terms of any potential future settlement agreement in respect of the Federal Public Prosecution Office Claim, including potential amounts payable, obligations of the parties to perform ongoing programs of the Framework Agreement, and the period of time over which any settlement amounts may be payable, (iii) the extent to which Samarco is able to directly fund any future obligations relating to reparation and compensation measures as Samarco’s long-term cash flow generation depends on factors including its ability to return to full production capacity and commodity prices, (iv) resolution of existing and potential legal claims, and (v) updates of the discount rate.

As a result, future expenditures may differ from the amounts currently provided and changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods.